UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 22, 2004


                           Golden Hand Resources, Inc.
             (Exact name of registrant as specified in its charter)


       Washington                       0-21931                912061053
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)          Identification No.)

                              36 Derech Bait Lechem
                             Jerusalem, Israel 77002
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code      011-972-2-6737445

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. MATERIAL AGREEMENT

On October 22, 2004, we entered into the identical Subscription Agreement and Stock Purchase Agreement with ten individuals pursuant to which such individuals purchased, in the aggregate, 506,797 Units for a purchase price per Unit of $.75, or $380,097 in the aggregate. Each Unit consists of (i) one share of our common stock, (ii) a warrant to purchase one share of our common stock at an exercise price of $1.50 per share, which warrant is exercisable for a one-year period from the date of issuance, and (iii) a warrant to purchase one share of our common stock at an exercise price of $2.50 per share, which warrant is exercisable for a three-year period from the date of issuance. On October 25, 2004, we entered into identical Subscription and Stock Purchase Agreements pursuant to which we issued 121,333 Units in consideration for the same purchase price per Unit of $.75, or $91,000 in the aggregate. The shares of common stock and warrants that comprise the Units have "piggy back" registration rights, subject to underwriter discretion, to be included by the Company in a registration statement filed with the Securities and Exchange Commission.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

On October 22, 2004 we had a first closing on a private placement and received $380,097 in the aggregate from ten individuals pursuant to which such individuals purchased, in the aggregate, 506,797 Units for a purchase price per Unit of $.75. Each Unit consists of (i) one share of our common stock, (ii) a warrant to purchase one share of our common stock at an exercise price of $1.50 per share, which warrant is exercisable for a one-year period from the date of issuance, and (iii) a warrant to purchase one share of our common stock at an exercise price of $2.50 per share, which warrant is exercisable for a three-year period from the date of issuance. On October 25, 2004, we had a second closing as part of the same private placement and we received an additional $91,000 in the aggregate from three individuals pursuant to which we issued 121,333 Units in consideration for the same purchase price per Unit of $.75. The shares of common stock and warrants that comprise the Units have "piggy back" registration rights, subject to underwriter discretion, to be included by the Company in a registration statement filed with the Securities and Exchange Commission.

None of these transactions involved any underwriters, underwriting discounts or commissions and we believe that such transactions were exempt from the registration requirements of the Securities Act of 1933 by virtue of Regulation D promulgated thereunder. All recipients had adequate access to information about us.1

Of the proceeds raised, we expect to use $402,000 to pay the up front license fee, patent reimbursement expenses and the first installment of research funding in connection with our research and license agreement with Ramot.

The Company may issue up to an additional 1,371,870 Units for $.75 per Unit in consideration for up to an additional $1,028,902 pursuant to additional closings under this offering in the near future, although no assurance can be given that these additional closings will occur.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits.

                  4.01 Form of Warrant to purchase common stock for $1.50 per share

                  4.02 Form of Warrant to purchase common stock for $2.50 per share

                  10.01 Form of October 2004 Stock Purchase Agreement

                  10.02 Form of October 2004 Subscription Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2004

GOLDEN HAND RESOURCES, INC.

/s/ Irit Arbel
----------------------------
Name: Irit Arbel
Title: President

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

4.03            Form of Warrant to purchase common stock for $1.50 per share

4.04            Form of Warrant to purchase common stock for $2.50 per share

10.03           Form of Stock Purchase Agreement, October 2004

10.04           Form of Subscription Agreement, October 2004